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                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-47019) of Baxter International Inc. of our report dated May 24, 2000 relating to the financial statements of the Baxter Healthcare Corporation of Puerto Rico Savings and Investment Plan, which appears in this Form 11-K.



PricewaterhouseCoopers LLP


San Juan, Puerto Rico
June 26, 2000